Exhibit 99.1

KLDiscovery Inc. Completes Acquisition of Cenza Technologies Private Limited

The acquisition establishes a Global Delivery Center in India to strengthen KLDiscovery’s Managed Document Review and enhance the Company’s contract lifecycle management offering.

EDEN PRAIRIE, MN—November 20, 2023—KLDiscovery Inc. (“KLD”), a leading global provider of electronic discovery, information governance, and data recovery services, today announced the closing of their previously announced acquisition of the business of Cenza Technologies Private Limited (“Cenza”), an India-based alternative legal services provider (“ALSP”) that offers Contract Lifecycle Management (“CLM”) and CLM implementation services, document review, and LawTech and legal AI driven solutions.

Renowned as a distinguished global ALSP, Cenza has earned recognition for delivering scalable, cost-effective, and reliable managed legal services to clients in the US and UK from India. With a foundation built on best-in-class technology, extensive operational expertise, stringent quality control, and exceptional client service, Cenza has secured its position in the Chambers and Partners 2023 Global-wide Alternative Legal Service Provider and LawTech Consulting guides.

“We are thrilled to finally welcome the talented Cenza team into the KLDiscovery family,” said Christopher Weiler, CEO of KLDiscovery. “Throughout the past few weeks, we have collaborated closely with the Cenza team to complete the acquisition. We eagerly anticipate expanding our global presence in India under the exceptional leadership of Aditya Mirza.”

The transaction is now closed, marking the beginning of an integration phase to seamlessly incorporate Cenza into the KLDiscovery organization.

KLDiscovery has a long history of successfully integrating companies it acquires into its global network, establishing the industry’s only truly integrated end-to-end global legal technology platform. With this strategic acquisition, the company gains immediate access to a mature India operation, enhancing its best-in-class secure managed document review and cyber incident response solutions. This combination will also allow expanding contract management solutions by blending consulting, advisory, project management, hosting, and legal AI with lawyers-in-the-loop.

“This is an exciting new chapter for both Cenza and KLDiscovery,” said Aditya Mirza, CEO of Cenza. “Our strategic partnership marks a significant milestone, reinforcing our commitment to innovation and global growth. As we embark on this new phase, I am delighted to continue leading our talented team as the Managing Director of India for KLDiscovery. Together, we are poised to create unparalleled value for our clients, driving forward the future of legal technology and services.”

Kenyon Group, LLC of the United States and Panya Capital Advisors Pvt Ltd of India were the advisors to Cenza and arranged this transaction.

About KLDiscovery

KLDiscovery provides technology-enabled services and software to help law firms, corporations, and government agencies solve complex data challenges. With offices in 26 locations across 17 countries, KLDiscovery is a global leader in delivering best-in-class data management, information governance, and eDiscovery solutions to support the litigation, regulatory compliance, and internal investigation needs of clients. Serving clients for over 30 years, KLDiscovery offers data collection and forensic investigation, early case assessment, data processing, application software and data hosting for web-based document reviews, and managed document review services. In addition, through its global Ontrack data management business, KLDiscovery delivers world-class data recovery, disaster recovery, email extraction and restoration, data destruction, and tape management. KLDiscovery has been recognized as one of the fastest growing companies in North America by both Inc. Magazine (Inc. 5000) and Deloitte (Deloitte’s Technology Fast 500), and CEO Chris Weiler was a 2014 Ernst & Young Entrepreneur of the

Exhibit 99.1

Year™. Additionally, KLDiscovery is a Relativity Certified Partner and maintains ISO/IEC 27001 Certified data centers around the world. Visit www.kldiscovery.com to learn more.

Investor Contact

Dawn Wilson

571.424.0818

dawn.wilson@kldiscovery.com

Media Contact

Krystina Jones

888.811.3789

krystina.jones@kldiscovery.com

This press release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934 and the United States Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding the expected timing and benefits of Cenza’s business are forward-looking statements. When used in this press release, the words “expects,” “anticipates,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: consequences of KLDiscovery’s substantial levels of indebtedness, including the pending maturity and potential acceleration thereof in June 2024, and its ability to repay its debt obligations as they become due or to secure alternative sources of financing; KLDiscovery’s potential failure to comply with privacy and information security regulations governing the client datasets it processes and stores; KLDiscovery’s ability to operate in highly competitive markets, and potential adverse effects of this competition; risk of decreased revenues if KLDiscovery does not adapt its pricing models; the ability to attract, motivate and retain qualified employees, including members of KLDiscovery’s senior management team; the ability to maintain a high level of client service and expand operations; potential issues with KLDiscovery’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services; KLDiscovery’s ability to develop and successfully grow revenues from new products such as Nebula, improve existing products and adapt its business model to keep pace with industry trends; risk that KLDiscovery’s products and services fail to interoperate with third-party systems; potential unavailability of third-party technology that KLDiscovery uses in its products and services; potential disruption of KLDiscovery’s products, offerings, website and networks; difficulties resulting from KLDiscovery’s implementation of new consolidated business systems; the ability to deliver products and services following a disaster or business continuity event; disease or similar public health threat, such as COVID-19; potential unauthorized use of our products and technology by third parties and/or data security breaches and other incidents; potential intellectual property infringement claims; and the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from KLDiscovery’s international operations.

These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (“SEC”) and any other reports KLDiscovery files with the SEC, could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on our behalf.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.